Taxation	12 Months Ended
Dec. 31, 2021
Taxation
Taxation

9. Taxation

The Company is subject to income taxes in the Netherlands and the United States.

Netherlands

No tax charge or income was recognized during the reporting periods since the Company is in a loss-making position and has a history of losses. As of December 31, 2021 the Company has Dutch tax loss carryforwards of $8.5 million. The 2021 taxable amounts are not final as the 2021 Dutch corporate income tax return is still in draft. The 2020 Dutch corporate income tax return is final and has been filed.

As a result of the Dutch corporate income tax law, tax loss carryforwards are not subject to a time limitation and remain available for offset indefinitely. Actual offset of these losses is however limited to 50% of the taxable amount that exceeds EUR 1 million (previously losses carry forward were subject to a time limitation of six years whereas losses from 2018 and prior years were subject to a time limitation of nine years – all losses that were still available for offset on 1 January 2022 became available for offset indefinitely).

(in thousands)	Loss per year
2017	$883
2018	2,823
2019	1,110
2020	—
2021	3,718
$8,534

In order to promote innovative technology development activities and investments in new technologies, a corporate income tax incentive has been introduced in Dutch tax law called the “Innovation Box.” The effective rate for Innovation Box profits is 9%. Lava Therapeutics N.V. has applied for the Innovation Box and its request is currently under final review with the Dutch Tax Authorities. In the 2019, 2020 and 2021 tax

returns an amount of $8.3 million, $15.5 million and $36 million, respectively, of IP development costs were capitalized for tax purposes. In total, $59.8 million of IP development costs was capitalized. This amount can fiscally be offset against future income derived from this IP.

On the basis of the 2021 annual accounts according to IFRS, there are accounting-to-tax differences of $4.2 million. These differences primarily relate to non-deductible share-based payment expenses. Other differences relate to the IFRS 16 lease amounts and expenses which were treated as non-deductible for Dutch corporate income tax purposes and other non-deductible mixed expenses.

Up to and including 2021, deferred income tax assets and liabilities are only recognized for temporary differences in relation to the IFRS 16 lease assets and liabilities.

Deferred income tax assets can also be recognized for tax losses to the extent that the realization of the related tax benefit through future taxable profits is probable. The Company recognizes deferred tax assets arising from unused tax losses or tax credits only to the extent there is convincing other evidence that sufficient taxable profit will be available against which the unused tax losses or unused tax credits can be utilized by the Company. Management concluded that there is not sufficient probability as per IAS 12, Income Taxes, that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be used; therefore, a deferred tax asset has not been recognized.

The statute of limitation in the Netherlands is five years, starting from the day after the end of the tax year and any extensions granted for filing the corporate income tax returns. The tax authorities are allowed to audit years for which a final assessment has already been imposed. Since inception was in 2016, all tax years are currently open for an audit by the Dutch tax authorities.

United States

A tax charge was recognized during the reporting periods due to the U.S. profitable position. The activities of LAVA Therapeutics, Inc. are limited and regard only to the CEO, CFO and CMO for LAVA Therapeutics N.V. and related staff who are domiciled in the U.S. The remuneration of LAVA Therapeutics, Inc. is based on the costs incurred for the services rendered including a profit mark-up.